UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

POZEN Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POZEN® Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

Important Notice Regarding the Availability of Proxy Materials for the POZEN Inc. 2010 Annual Meeting of

Stockholders To Be Held on June 10, 2010

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Date		Thursday, June 10, 2010.

Time		10:00 a.m. Eastern time.

Place		1414 Raleigh Road, Suite 210, Chapel Hill, North Carolina 27517.

Proposals	1.	To elect two Class I directors, each of whom shall serve for a term of three years;

	2.	To approve the POZEN Inc. 2010 Omnibus Equity Compensation Plan;

	3.	To ratify the appointment of Ernst & Young LLP as POZEN Inc.’s independent auditors to audit POZEN Inc.’s financial statements for the fiscal year ending December 31, 2010; and

	4.	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors recommends a vote FOR the election of two Class I directors, each of whom shall serve for a terms of three years, a vote FOR the approval of the POZEN Inc. 2010 Omnibus Equity Compensation Plan, and a vote FOR the ratification of the appointment of Ernst & Young LLP as POZEN Inc.’s independent auditors to audit POZEN Inc.’s financial statements for the fiscal year ending December 31, 2010.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A complete set of proxy materials includes notice of meeting, proxy statement, proxy card and annual report. Our proxy statement, annual report and other proxy materials are available at:

http://www.stocktrans.com/eproxy/POZEN2010

How to View Proxy Materials and Vote on the Internet:

If you have access to the Internet, you can complete the process in a few steps:

•	Go to http://www.stocktrans.com/eproxy/POZEN2010

•	Click on the proxy materials you wish to view or download

•	You will be able to vote your proxy while viewing the proxy materials on the Internet. Please have the control numbers on this notice available when you access the website. Follow the instructions on the screen for registered owners to log in to the secure website to vote.

•	At the Account Sign On screen, type in your account number and personalized pin number

•	Select VOTE PROXY from the account menu

•	Enter your sequence number to Vote. You can also request hardcopies of stockholder material or enroll to receive electronic delivery for future materials.

How to Obtain a Paper Copy of the Proxy Materials:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2010 to facilitate timely delivery. Please have the control number on this notice available when you request a copy.

You can order a copy of the proxy materials in one of two ways:

•	Internet - Go to http://www.stocktrans.com/eproxy/POZEN2010 and click on the “Order Hardcopy” button.

•	Email - Send an email message to proxynotice@stocktrans.com with “Proxy Materials Order” in the subject field and include your registered holder name, address and control number.

How to Vote in Person:

If you are a stockholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. Proxy materials will be available and we will give you a ballot when you arrive.

Directions to attend the meeting can be found on our website, http://www.stocktrans.com/eproxy/POZEN2010.

CONTROL NUMBERS

Ms. Jane Stockholder 321 Proxy Ave. YourCity, WA 98200

Account # [ ] Pin # [ ] Sequence # [ ]	You may vote your proxy when you view the materials on the Internet. You will be asked to enter these account validation numbers.

[Remainder to be provided by intermediaries]